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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 10, 1998, which appears on page 4 of the Annual Report of the Thrift Plan for Employees of Conoco Inc. on Form 11-K for the fiscal year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
October 21, 1998